RAMIUS TRADING STRATEGIES MANAGED FUTURES FUND
Class A (RTSRX)
Class I (RTSIX)

Supplement dated August 8, 2013 to the
Summary Prospectus dated May 2, 2013

Effective immediately, Cantab Capital Partners LLP will no longer serve as a trading advisor to any trading entity in which the Fund’s wholly-owned Subsidiary (as defined in the Prospectus) invests.

Please file this Summary Prospectus Supplement with your records.